Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments to Purchase Goods or Services and for Future License and Royalty Payments
At December 31, 2020, we had commitments to purchase goods or services, and for future license and royalty payments. They are as follows:

Years ending December 31, (in thousands)	Purchase Commitments	License & Royalty Commitments
2021	$199,843	$10,003
2022	42,628	7,217
2023	5,364	4,483
2024	3,000	2,623
2025	—	2,349
Thereafter	—	3,364
	$250,835	$30,039

Contingent Consideration Commitments
Pursuant to the purchase agreements for certain acquisitions and other contractual arrangements, we could be required to make additional contingent cash payments totaling up to $26.6 million based on the achievement of certain revenue and operating results milestones as follows:

Years ending December 31, (in thousands)
2021	$8,850
2022	17,700
$26,550

Changes in the Carrying Amount of Warranty Liability	In the ordinary course of business, we provide a warranty to customers that our products are free of defects and will conform to published specifications. Generally, the applicable product warranty period is one year from the date of delivery of the product to the customer or of site acceptance, if required. Additionally, we typically provide limited warranties with respect to our services. We provide for estimated warranty costs at the time of the product sale. The changes in the carrying amount of warranty obligations for the years ended December 31, 2020 and 2019 are as follows:

(in thousands)	2020	2019
Balance at beginning of year	$3,141	$2,848
Provision charged to cost of sales	5,645	3,229
Usage	(3,978)	(2,921)
Adjustments to previously provided warranties, net	(125)	(1)
Currency translation	130	(14)
Balance at end of year	$4,813	$3,141